RIDGEWORTH FUNDS

Supplement dated March 30, 2012 to the

RidgeWorth Equity Funds (A, C, & I Shares) Prospectus

dated August 1, 2011, as revised

RidgeWorth Small Cap Value Equity Fund (A, C & I Shares)

The information in this Supplement updates information in, and should be read in conjunction with the Prospectus.

Effective as of the close of business on April 20, 2012, shares of the Small Cap Value Equity Fund (the “Fund”) will no longer be available for purchase by new investors, or for exchange from another RidgeWorth Fund by existing investors, until further notice.

At the close of business on April 20, 2012, the following shareholders may no longer purchase shares of the Fund:

•

Financial institutions and intermediaries that maintain omnibus account arrangements with the Fund may not purchase shares of the Fund for their clients who do not own shares of the Fund at the close of business on April 20, 2012. It is the financial institutions’ and intermediaries’ responsibility to enforce this requirement.

•	If a shareholder’s account in the Fund is closed after April 20, 2012, additional investments in the Fund will not be accepted, unless the investor meets one of the criteria below.

The Fund will, however, permit the following purchases of its shares after April 20, 2012:

•

Qualified or non-qualified retirement plans (for example, 401(k), profit sharing, pension and defined benefit, and deferred compensation plans) invested in the Fund as of April 20, 2012 may continue to open new plan participant accounts within such plans.

•	Investments by or through an investment manager, broker-dealer or bank utilizing a model-driven program that has established existing accounts in the Fund by the close of business on April 20, 2012.

•	Investors who sign a Letter of Intent and Mutual Fund Programs that sign a Letter of Understanding with the Fund by April 20, 2012 may continue to purchase shares of the Fund after that date.

•	Investments by other series of RidgeWorth Funds that are (or may in the future be) permitted to invest in the Fund.

The Fund reserves the right to make additional exceptions or otherwise modify the foregoing policy at any time and to reject any investment or refuse any exception for any reason. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RFSP – 149